UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14 (c)
of the Securities Exchange Act of 1934 (Amendment No.)

Check the appropriate box:

☐ Preliminary Information Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d)(2))
☒ Definitive Information Statement

China Yida Holding, Co.

(Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No:
3)	Filing Party:
4)	Date Filed:

China Yida Holding, Co.
RM 1302-3 13 /F, Crocdile House II,
55 Connaught Road Central
Hong Kong

INFORMATION STATEMENT
(Definitive)

July 20, 2009

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

To the Holders of Common Stock of China Yida Holding, Co.:

The Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the stockholders of our common stock, par value $0.001 per share (the “Common Stock”), a Delaware corporation, to notify such stockholders that on July 7, 2009, we have received written consents of our majority stockholder holding the voting rights equivalent to 65.94% of the outstanding shares of our Common Stock authorizing the appointment of Michael Marks, Fucai Huang and Chunyun Yin as our independent directors.

On June 17, 2009, our Board of Directors approved the above corporate actions (the “Actions”), subject to stockholder approval. The majority stockholders approved the appointment of new directors and the adoption of the 2009 Equity Incentive Plan (the “2009 Plan”) by written consent in lieu of a special meeting on June 17, 2009 in accordance with the Delaware General Corporation Law.

Under the Delaware General Corporation Law and our Articles of Incorporation and Amended and Restated By-Laws, stockholder actions may be taken by written consent in lieu of a special meeting. Accordingly, the above-described actions by our Board of Directors and written consent of our majority stockholder are sufficient under the Delaware General Corporation Law, our Articles of Incorporation, and our Amended and Restated By-Laws. Accordingly, your consent is not required, and is not being solicited in connection with the approval of the Actions.

Pursuant to Rule 14c-2 under the Exchange Act, the Actions will not be implemented until at least twenty (20) calendar days after the mailing of this Information Statement to our stockholders.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

We will first mail this Information Statement to stockholders on or about July 20, 2009

July 7, 2009

By Order of the Board of Directors
China Yida Holding, Co.

By:	/s/ Minhua Chen
Chief Executive Officer
Chen Minhua

RECOMMENDATION OF THE BOARD OF DIRECTORS

Our Board of Directors (the “Board”) believes that our stockholders will benefit from the Actions. We  have applied and intend to be listed on The NASDAQ Stock Market, which requires that the board of directors of a listing company be comprised of a majority of independent directors. Michael Marks, Fucai Huang and Chunyu Yin meet the independence requirements set forth in the rules and regulations of the Securities and Exchange Commission (the “SEC”) and The NASDAQ Stock Market and have been nominated as our 3 independent directors.

As of the date of this information statement, we have two (2) directors. Upon the effectiveness of the appointment of the abovementioned director nominees, our Board will be comprised of five (5) members, among whom three (3) will be independent directors, which will meet the requirements set forth in NASDAQ Rule 5605 (b)(1).

Accordingly, it was the Board’s opinion that the above Actions would better position us to provide our stockholders with the greatest potential return because the independent board would allow us to meet the NASDAQ listing requirements and the 2009 Plan will help us attract and retain the best available personnel to promote our business. The Board approved the above Actions on June 17, 2009, and stockholders holding a voting majority of our outstanding voting capital stock approved the above transaction on June 17, 2009. Equity Plan to attract and retain the best available personnel for positions of substantial responsibility and promote the success of our business.

GENERAL INFORMATION

This Information Statement is being mailed or otherwise furnished to our stockholders by the Board to notify the Actions that the holders of a majority of our outstanding voting stock have approved by written consent in lieu of a special meeting.

No Appraisal Rights

Under, the Delaware General Corporation Law, dissenting shareholders will not have rights to appraisal in connection with the Action discussed in this Information Statement.

Proxies

No proxies are being solicited.

Information Statement Costs

The cost of delivering this Information Statement, including the preparation, assembly and mailing of the Information Statement, as well as the cost of forwarding this material to the beneficial owners of our capital stock will be borne by us. We may reimburse brokerage firms and others for expenses in forwarding Information Statement materials to the beneficial owners of our capital stock.

Householding of Information Statement

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” information statements. This means that only one copy of our information statement may have been sent to multiple stockholders in each household. We will promptly deliver a separate copy of either document to any stockholder upon written or oral request to China Yida Holding, Co., 20955 Pathfinder Rd., Suite 200-12, Diamond Bar, CA 91765. Any stockholder who wants to receive separate copies of our Information Statement in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the above address.

 Shareholders Entitled to Vote

As of June 17, 2009, 17,021,122 shares of our Common Stock were issued and outstanding at the time of the Action.  No other class of stock or other shares were outstanding as of that date.

Each share of our Common Stock is entitled to one vote on all matters submitted to the holders of our Common Stock for their approval. The consent of the holders of a majority of the outstanding shares of our Common Stock was necessary to authorize the Actions.

This Information Statement contains a brief summary of the material aspects of the actions approved by the Board and the holders of the majority of the outstanding voting capital stock of the Company.

PROPOSAL I

ELECTION OF DIRECTORS

On June 17, 2009, Yongxi Lin, a member of our Board, submitted a resignation letter to resign from the Board effective immediately. The resignation was not a result of any disagreements with our operations, practices or polices. On June 17, 2009, in lieu of a special meeting, the Board accepts Yongxi Lin’s resignation as a member of the Board. As a result of Yongxi Lin’s resignation, the Board currently consists of two (2) members.

On June 17, 2009, upon the nomination and recommendation recommendation of the Board, the majority shareholders of the Company appointed Michael Marks, Fucai Huang and Chunyu Yin to serve as members of the Board until the 2010 annual shareholder meeting. The three (3) nominees are identified below. If any of these nominees becomes unable to accept election, the shareholders of the Company will exercise their voting power in favor of other such person or persons as the Board may recommend.  All of the nominees have consented to being named in this information statement and to serve if elected. The Board knows of no reason why any of the nominees would be unable to accept election.

We have entered into an employment contract with each of the nominees. Pursuant to our employment contracts with Chunyu Yin and Fucai Huang, each of them agrees to serve as independent directors for a term of five years, and during such period, we will pay each of them an annual compensation in the amount of RMB 50,000 in equal monthly installments. Pursuant to our employment contract with Michael Marks, Mr. Marks will serve as our independent director commencing on the date of effectiveness of this Definitive 14C - Information Statement announcing such engagement for SEC filings and ending on the first (1st) anniversary of such date. In consideration for the services to be rendered by Mr. Marks as our director, we agree to pay Mr. Marks cash compensation in the amount of $35,000 USD which shall be payable in four (4) equal installments within ten (10) days of the start of each quarter.

In addition, we entered into a non-qualified stock option with Mr. Marks, pursuant to which, Mr. Marks shall receive a non-qualified stock option exercisable into 30,000 shares of our common stock (the “Option Shares”). On June 17, 2009, we effectuated a 4 for 1 reverse stock split (the “Split”). As a result of the Split, the number of Option Shares will be reduced to 7,500 shares. Such non-qualified stock option shall be granted in two equal installments. The first installment, exercisable into 3,750 shares of our common stock post-Split, will vest and become exercisable six months (the “First Vesting Date”) after the grant date at exercise price equal to the fair market price of our common stock on the First Vesting Date, and the second installment, exercisable into 3,750 common shares post-Split, will vest and become exercisable twelve months (the “Second Vesting Date”) after the grant date at exercise price equal to the fair market price of our common stock on the Second Vesting Date.

The following information sets forth the name of each nominee, his or her age, tenure as a director, principal occupation and business experience for the last five years.  There are no family relationships among any of our directors.

Name and Principal Occupation	Age	Position with China Yida
Michael Marks	37	Director
President and Director of Middle Kingdom Alliance Corporation Director of China Housing and Land Development, Inc. Director of Genesis Pharmaceuticals Enterprises, Inc. Director of ATMU Inc.

Fucai Huang	61	Director
Professor at Xiamen University Tourism Department
Chunyu Yin	61	Director
CEO of East Prosperity International Advertising Company

The business experience for the last five years of each nominee for director is further described below.

Chunyu Yin

Ms. Yin has a wealth of experience in China’s advertising and media industry. Between 1984 and 2002, Ms. Yin served as the general manager of China’s first state-owned cosmetics advertising company – Beijing Dabao Advertising Co. During those eighteen (18) years, the company’s annual sales increased from 40 million to 1.5 billion RMB. After she left Beijing Dabao Advertising Co. in 2002, she served as manager in several advertising companies. Currently, she is the Chief Executive Officer of East Prosperity International Advertising Company, and a teaching professor at Beijing Union University Advertising School.

All of the advertising companies in which Ms. Yin served as manager are listed on the Top 100 Advertising Companies List in China. The well-known clients she served, or is currently serving, include Daobao Cosmetics, Haier, Hisense Electric, Ariston Refrigerator, Shanxi Fen Wine, Red Eagle, Furong Wang, Tsingtao Beer, and Yanjing Beer. Ms. Yin has also achieved acknowledgement and recognition in the media industry. She participated in planning, producing and filming many important TV programs and dramas, including “Walk into Taiwan,” “China’s Economic Reports.” “1/2 Hour Economic Report.” “CCTV Young Singer Competition,” “Red Eagle Cinema” on Phoenix Channel, and the TV drama “The Prime Minister Liu Luoguo.”

In addition, Ms. Yin organized several large-scale events for Chinese government’s ministries and commissions and other international organizations: Putian Yanhuang Millenium, Dragon Board World Cup, China’s Trade Marks around the World, 2004 Miss Universe Finale, 2007 Miss Japan International Finale, Hong Kong’s Second International Mahjong Competitions.

Ms. Yin received her bachelor degree in Chinese from People’s University of China in 1979.

Fucai Huang

Mr. Huang, founder of Xiamen University Tourism Department, has served as a full-time professor at Xiamen University for 30 years. Currently, he is also the director of tourism management doctorate program of Xiamen University. Before he was appointed as the director of the doctorate program, he was in charge of the tourism management post-doctorate program and served as doctorate student advisor. Before he joined Xiamen University, between 1989 and 1998, he was the director of Xiamen University Tourism Management Planning and Research Institute, a part time professor at the Tourism Department of Beijing International Studies University, and a consultant to Fujian tourism development.

Mr. Huang is an expert among China’s tourism academics. Between March 2008 and March 2009, Mr. Huang was appointed by the China National Tourism Bureau to preside over the Open Tourism Market for Mainland Citizens’ Travel to Taiwan and Related Management Issues.  In 2006 and 2007, he was invited by the China National Tourism Bureau and Taiwan Office of CPC Central Committee to represent China’s tourism academics to draft monographs and to participate in Strait Economic Trade Forum. Between 2005 and 2006, Mr. Huang engaged in the planning, research, and modification of display contents of China Fujian-Taiwan Kinship Museum sponsored by the Publicity Department of the CPC Central Committee and Fujian Provincial Committee. China Fujian-Taiwan Kinship Museum became the new tourism landmark of the west coast of Taiwan Strait, and a popular tourist attraction in Quanzhou, Fujian.

Mr. Huang obtained his Bachelor Degree in History from Xiamen University in 1976.

Michael Marks

Michael Marks is the president and director of Middle Kingdom Alliance Corporation (MKGB: OTCBB). Mr. Marks is also a director of China Housing and Land Development, Inc. (CHLN: NASDAQ); a director of Genesis Pharmaceuticals Enterprises, Inc. (GNPH: OTCBB); a director of Yanglin Soybean, Inc. (YSYB: OTCBB); and a director of ATMU Inc.

Mr. Marks has been involved in over US$2 billion of transactions in China over the past eight years, as a principal, advisor, or investment banker, and has worked closely with international and Chinese institutions.  These include, inter alia, The Carlyle Group, Starwood Capital, Goldman Sachs, Dubai Investment Group, Investec Bank, Standard Bank, Beijing International Trust and Investment Corporation, China Jin Mao Group Company Limited, and Shanghai Investment Group.

In January 2003, Mr. Marks founded the China practice of Sonnenblick Goldman, a New York headquartered investment bank established in 1893, and served as China managing director and regional principal of the firm until December 2007 when the global firm was sold.  In September 2002, Mr. Marks founded the Shanghai office of Horwath Asia Pacific, a management consulting and advisory firm affiliated with Horwath International, a global accounting and advisory firm.  He served as its director and Shanghai representative until December 2005.  From January 1998 to June 1999, Mr. Marks served as a manager of Horwath Asia Pacific in Sydney, Australia.  In March 2001, Mr. Marks founded B2Globe, and served as its chief executive officer until August 2002, when B2Globe was sold.

In June 1999, Mr. Marks joined Metro Education in China and co-founded Metro Corporate Training in Shanghai, and served as the group and company’s chief executive officer until February 2001.  From June 1999 to November 2004, when a controlling interest in Metro Education was sold, Mr. Marks also served as a director.  From January 1995 to January 1998, Mr. Marks worked in the audit, corporate finance and advisory divisions in the Johannesburg, South Africa office of PricewaterhouseCoopers.

Mr. Marks graduated with a Bachelor of Commerce (Honors) and Masters of Commerce from the University of the Witwatersrand in Johannesburg, South Africa in 1994 and 1997 respectively.  He was also president of the Commerce Students Council and vice-president of the All Faculty Council in 1994.  In 1998 Mr. Marks graduated with a Bachelor of Arts (Psychology) degree from the University of South Africa.  In 1995, Mr. Marks completed his qualifying examinations of the Chartered Institute of Management Accountants in the United Kingdom.  In 1997, Mr. Marks qualified as a Chartered Accountant in South Africa, and in 1999 as a Fellow of the Association of International Accountants in the United Kingdom. Since June 1999 Mr. Marks has lived in Shanghai, China. He speaks fluent Mandarin, French and English.

PROPOSAL II

ADOPTION OF
2009 EQUITY INCENTIVE PLAN

The Company’s 2009 Plan was adopted pursuant to the written consent of holders of a majority of the Company’s common stock obtained as of June 17, 2009.

Description of the 2009 Equity Incentive Plan

The following is a brief description of certain important features of the 2009 Plan, the full text of which is attached as Exhibit A. This summary is qualified in its entirety by reference to Exhibit A.

General. The 2009 Plan provides for various types of awards denominated in shares of Company’s common stock to employees, directors and consultants of the Company and its participating subsidiaries.

Administration. The 2009 Plan shall be administered and interpreted by the Board of Directors or by a Committee appointed by the Board of Directors. If the Board of Directors administers the 2009 Plan, references to the “Committee” shall be deemed to refer to the Board of Directors. To the extent permitted by applicable law, the Committee may at any time delegate to one or more officers or directors of the Company some or all of its authority over the administration of the 2009 plan. Such delegation may be revoked at any time.

The Committee has the authority to administer and interpret the 2009 Plan, to determine the employees to whom awards will be made under the 2009 Plan and, subject to the terms of the 2009 Plan, the type and size of each award, the terms and conditions for vesting, cancellation and forfeiture of awards and the other features applicable to each award or type of award. The Committee may accelerate or defer the vesting or payment of awards, cancel or modify outstanding awards, waive any conditions or restrictions imposed with respect to awards of the stock issued pursuant to awards and make any and all other determinations that it deems appropriate with respect to the administration of the 2009 Plan, subject to the minimum vesting requirements of the 2009 Plan, the provisions of Sections 162(m) of the Internal Revenue Code and any applicable laws or exchange rules.

Eligibility. All employees, directors and consultants are eligible to receive awards under the 2009 Plan.  The definition of “employee” means any person including officers and directors of the Company or a parent or subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company. Participation is discretionary — awards are subject to approval by the Committee. Pursuant to the 2009 Plan, the Company is permitted to grant nonstatutory stock options, restricted stock, stock appreciation rights, performance shares, restricted stock units and other stock based awards to the employees, directors and consultants. However, incentive stock options may be granted only to employees.

Shares Subject to the Plan. The 2009 Plan provides that up to one million (1,000,000) shares shall be available for grant pursuant to the various types of awards that may be granted under the plan. Commencing 2010, the 1,000,000 shares are subject to an annual increase of on the first day of each fiscal year, equal to the lesser of (i) five percent 5% of the outstanding shares on the first of the fiscal year; (ii) 1,000,000 shares; or (iii) such less amount of shares as determined by the Board.

Shares of Company common stock issued in connection with awards under the 2009 Plan may be shares that are authorized but unissued, or previously issued shares that have been reacquired, or both.

Types of Awards. The following types of awards may be made under the 2009 Plan. All of the awards described below are subject to the conditions, limitations, restrictions, vesting and forfeiture provisions determined by the Committee, in its sole discretion, subject to such limitations as are provided in the plan. The number of shares subject to any award is also determined by the Committee, in its discretion.

Fair Market Value. Fair Market Value means that the value of the Company’s Common Stock shall be determined as the closing sales price for such stock as quoted on such exchange or system for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable.

Restricted Stock. A restricted stock award is an award of outstanding shares of Company common stock that does not vest until after a specified period of time, or satisfaction of other vesting conditions as determined by the Committee, and which may be forfeited if conditions to vesting are not met. Participants generally receive dividend payments on the shares subject to their award during the vesting period (unless the awards are subject to performance-vesting criteria) and are also generally entitled to indicate a voting preference with respect to the shares underlying their awards. All shares underlying outstanding restricted stock awards are voted proportionately to the restricted shares for which voting instructions are received.

Restricted Stock Units.  Restricted Stock Units shall consist of a Restricted Stock, Performance Share or Performance Unit Award that the Administrator in its sole discretion permits to be paid out in installments or on a deferred basis, in accordance with rules and procedures established by the Administrator.

Stock Payment. Subject to plan limits, the Committee may issue unrestricted shares of Company common stock, alone or in tandem with other awards, in such amounts and subject to such terms and conditions as the Committee shall determine. A stock payment may be granted as, or in payment of, a bonus (including without limitation any compensation that is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code), or to provide incentives or recognize special achievements or contributions. Because stock payments are not subject to vesting conditions, they may be made only from the 20% of the shares authorized for awards under the 2009 plan that are not subject to the minimum vesting requirements described below.

Performance Units and Performance Shares. Performance Units and Performance Shares may be granted to Employees, directors and consultants at any time and from time to time, as will be determined by the Administrator. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional or individual goals, applicable federal or state laws, or any other basis determined by the Administrator in its discretion.

Stock Appreciation Rights. The Stock Appreciation Rights may be granted to Employees, directors and consultants at any time and from time to time as will be determined by the Administrator. Upon exercise of the Stock Appreciation Rights, a participant will be entitled to receive payment from the Company in an amount determined by multiplying (i) the difference between the fair market value of a share on the date of exercise over the exercise price, by (ii) the number of shares with respect to which the Stock Appreciation Rights is exercised.

Non-qualified Stock Options. An award of a non-qualified stock option under the 2009 Plan grants a participant the right to purchase a certain number of shares of the Company’s Common Stock during a specified term in the future, after a vesting period. The per share exercise price will be determined by the Administrator. However, in the case of a non-qualified stock option intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code, the per share exercise price shall be equal to at least 100% of the “fair market value” of the Company’s Common Stock on the grant date. The term of a non-qualified stock option may not exceed 10 years from the date of grant. The exercise price may be paid with cash, shares of the Company’s Common Stock already owned by the participant, or with the proceeds from a sale of the shares subject to the option. A non-qualified stock option is an option that does not qualify under Section 422 of the Internal Revenue Code.

Incentive Stock Options. An incentive stock option is a stock option that meets the requirements of Section 422 of the Internal Revenue Code, which include an exercise price of no less than 100% of “fair market value” on the grant date, a term of no more than 10 years, and that the option be granted from a plan that has been approved by stockholders. If certain holding period requirements are met and there is no disqualifying disposition of the shares, the participant will be able to receive capital gain (rather than ordinary income) treatment with respect to any gain related to the exercise of the option. If a participant who at the time the incentive stock option is granted owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, the term of the incentive stock option will be five (5) years from the grant date or such shorter term as may be provided in the award agreement.

Duration. The 2009 Plan will terminate on the day immediately preceding the tenth anniversary of its effective date, unless terminated earlier by the Board of Directors with the approval of the stockholders.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith file reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the “1934 Act Filings”) with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by us can be inspected and copied at the public reference facilities maintained at the Commission at the Public Reference Room at 100 F Street, N.E. Room 1580, Washington, D.C. 20549.

Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

The following documents as filed with the Commission by us are incorporated herein by reference:

1.	Quarterly Reports on Form 10-Q for the quarters ended March 31, 2009, September 30, 2008, June 30, 2008 and March 31, 2008
2.	Annual Report on Form 10-K for the year ended December 31, 2008.

INFORMATION ON CONSENTING STOCKHOLDER

As of the Record Date, we had 17,021,122 shares of common stock entitled to vote. The consenting majority stockholders are the record and beneficial owners of a total of 11,223,956 shares of our common stock, which represents approximately 65.94% of the total number of our voting shares. Pursuant to Delaware General Corporation Law, the consenting majority stockholders voted in favor of the actions described herein in written consent, dated June 17, 2009. No consideration was paid for the consent. The consenting stockholders' names, affiliation with the Company and beneficial holdings are as follows:

Names	Shares Owned Number	Percentage of Consenting Shares

Chen Minhua	5,611,978	32.97%

Fan Yanling	5,611,978	32.97%

Total	11,223,956	65.94%

EFFECTIVE DATE

Pursuant to Rule 14c-2 under the Exchange Act, the Actions shall not be effective until a date at least twenty (20) days after the date on which the Definitive Information Statement has been mailed to the Stockholders. The Company anticipates that the actions contemplated hereby will be effected on or about the close of business on August 10, 2009, or as soon thereafter and is practicable.

By Order of the Board of Directors /s/ Chen Minhua Chen Minhua Chief Executive Officer & Director

Exhibit A

CHINA YIDA HOLDING, CO.
2009 EQUITY INCENTIVE PLAN

     1. Purposes of the Plan. The purposes of this Plan are:
     -    to attract and retain the best available personnel for positions of substantial responsibility,
     -    to provide additional incentive to Employees, Directors and Consultants; and
     -    to promote the success of the Company's business.

     The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Stock Appreciation Rights, Restricted Stock Units, Performance Units, Performance Shares, and Other Stock Based Awards.

     2. Definitions. As used herein, the following definitions will apply:

          (a) "Administrator" means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

          (b) "Applicable Laws" means the requirements relating to the administration of equity-based awards or equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

          (c) "Award" means, individually or collectively, a grant under the Plan of Options, SARs, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares or Other Stock Based Awards.

          (d) "Award Agreement" means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

          (e) "Awarded Stock" means the Common Stock subject to an Award.

          (f) "Board" means the Board of Directors of the Company.

          (g) "Change in Control" means the occurrence of any of the following events:

               (i) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities;

               (ii) The consummation of the sale or disposition by the Company of all or substantially all of the Company's assets;

               (iii) A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

               (iv) The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

          (h) "Code" means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

           (i) "Committee" means a committee of Directors or other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 of the Plan

         (j) "Common Stock" means the Common Stock of the Company, or in the case of Performance Units, Restricted Stock Units, and certain Other Stock Based Awards, the cash equivalent thereof, as applicable.

          (k) "Company" means China Yida Holding, Co., a Delaware corporation or any successor thereto.

           (l) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

          (m) "Director" means a member of the Board.

          (n) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

          (o) "Dividend Equivalent" means a credit, made at the discretion of the Administrator, to the account of a Participant in an amount equal to the value of dividends paid on one Share for each Share represented by an Award held by such Participant.

          (p) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company will be sufficient to constitute "employment" by the Company.

          (q) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (r) "Exchange Program" means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have lower exercise prices and different terms), Awards of a different type, and/or cash, and/or (ii) the exercise price of an outstanding Award is reduced. The terms and conditions of any Exchange Program will be determined by the Administrator in its sole discretion.

           (s) "Fair Market Value" means, as of any date, the value of Common Stock determined as the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable.

           (t) "Fiscal Year" means the fiscal year of the Company.

          (u) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (v) "Nonstatutory Stock Option" means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

         (w) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (x) "Option" means a stock option granted pursuant to the Plan.

         (y) "Other Stock Based Awards" means any other awards not specifically described in the Plan that are valued in whole or in part by reference to, or are otherwise based on, Shares and are created by the Administrator pursuant to Section 12.

         (z) "Outside Director" means a Director who is not an Employee.

         (aa) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

         (bb) "Participant" means the holder of an outstanding Award granted under the Plan.

         (cc) "Performance Share" means an Award granted to a Service Provider pursuant to Section 10 of the Plan.

        (dd) "Performance Unit" means an Award granted to a Service Provider pursuant to Section 10 of the Plan.

         (ee) "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

          (ff) "Plan" means this 2009 Equity Incentive Plan.

          (gg) "Restricted Stock" means Shares issued pursuant to a Restricted Stock award under Section 8 or issued pursuant to the early exercise of an option.

         (hh) "Restricted Stock Unit" means an Award that the Administrator permits to be paid in installments or on a deferred basis pursuant to Sections 4 and 11 of the Plan.

          (ii) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

           (jj) "Section 16(b)" means Section 16(b) of the Exchange Act.

         (kk) "Service Provider" means an Employee, Director or Consultant.

         (ll) "Share" means a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.

         (mm) "Stock Appreciation Right" or "SAR" means an Award that pursuant to Section 9 of the Plan is designated as a SAR.

         (nn) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

      3. Stock Subject to the Plan.

          (a) Stock Subject to the Plan. Subject to the provisions of Section 15 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 1,000,000 shares plus an annual increase of on the first day of each Fiscal Year, beginning in 2010, equal to the lesser of (i) five percent (5%) of the outstanding Shares on the first day of the Fiscal Year; (ii) 1,000,000 Shares; or (iii) such lesser amount of Shares as determined by the Board. The Shares may be authorized, but unissued, or reacquired Common Stock. Shares shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash. Upon payment in Shares pursuant to the exercise of an Award, the number of Shares available for issuance under the Plan shall be reduced only by the number of Shares actually issued in such payment. If a Participant pays the exercise price (or purchase price, if applicable) of an Award through the tender of Shares, or if Shares are tendered or withheld to satisfy any Company withholding obligations, the number of Shares so tendered or withheld shall again be available for issuance pursuant to future Awards under the Plan.

         (b) Lapsed Awards. If any outstanding Award expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company, the Shares allocable to the terminated portion of such Award or such forfeited or repurchased Shares shall again be available for grant under the Plan.

          (c) Share Reserve. The Company, during the term of the Plan, shall at all time reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

      4. Administration of the Plan.

          (a) Procedure.

               (i) Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

               (ii) Section 162(m). To the extent that the Administrator determines it to be desirable and necessary to qualify Awards granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan will be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

               (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

               (iv) Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

               (v) Delegation of Authority for Day-to-Day Administration. Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.

          (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

               (i) to determine the Fair Market Value;

               (ii) to select the Service Providers to whom Awards may be granted hereunder;

               (iii) to determine the number of Shares to be covered by each Award granted hereunder;

               (iv) to approve forms of agreement for use under the Plan;

              (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture or repurchase restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, will determine;

               (vi) to reduce the exercise price of any Award to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Award shall have declined since the date the Award was granted;

               (vii) to institute an Exchange Program;

               (viii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

               (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws and/or qualifying for preferred tax treatment under applicable foreign tax laws;

               (x) to modify or amend each Award (subject to Section 18(c) of the Plan), including (A) the discretionary authority to extend the post-termination exercisability period of Awards longer than is otherwise provided for in the Plan and (B) accelerate the satisfaction of any vesting criteria or waiver of forfeiture or repurchase restrictions;

               (xi) to allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares or cash to be issued upon exercise or vesting of an Award that number of Shares or cash having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of any Shares to be withheld will be determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares or cash withheld for this purpose will be made in such form and under such conditions as the Administrator may deem necessary or advisable;

               (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator,

               (xiii) to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award;

               (xiv) to determine whether Awards will be settled in Shares, cash or in any combination thereof;

               (xv) to determine whether Awards will be adjusted for Dividend Equivalents;

               (xvi)  to create Other Stock Based Awards for issuance under the Plan;

       (xvii) to establish a program whereby Service Providers designated by the Administrator can reduce compensation otherwise payable in cash in exchange for Awards under the Plan;

               (xviii) to impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including without limitation, (A) restrictions under an insider trading policy, and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers; and

               (xix) to make all other determinations deemed necessary or advisable for administering the Plan.

          (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

      5. Eligibility. Nonstatutory Stock Options, Restricted Stock, Stock Appreciation Rights, Performance Units, Performance Shares, Restricted Stock Units and Other Stock Based Awards may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

      6. Limitations.

          (a) ISO $100,000 Rule. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

          (b) Special Limits for Grants of Options and Stock Appreciation Rights. Subject to Section 15 of the Plan, the following special limits shall apply to Shares available for Awards under the Plan:

               (i) the maximum number of Shares that may be subject to Options granted to any Service Provider in any calendar year shall equal One Million Shares, plus any Shares which were available under this Section 6(b)(i) for Awards to such Service Provider in any prior calendar year but which were not covered by such Awards; and

               (ii) the maximum number of Shares that may be subject to Stock Appreciation Rights granted to any Service Provider in any calendar year shall equal 1,000,000 Shares, plus any Shares which were available under this Section 6(b)(ii) for Awards to such Service Provider in any prior calendar year but which were not covered by such Awards.

         (c) No Rights as a Service Provider. Neither the Plan nor any Award shall confer upon a Participant any right with respect to continuing his or her relationship as a Service Provider, nor shall they interfere in any way with the right of the Participant or the right of the Company or its Parent or Subsidiaries to terminate such relationship at any time, with or without cause.

      7. Stock Options.

          (a) Term of Option. The term of each Option will be stated in the Award Agreement. In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the
Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

          (b) Option Exercise Price and Consideration.

               (i) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:

                    (1) In the case of an Incentive Stock Option

                         (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant.

                         (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price will be no less than 100% of the Fair Market Value per Share on the date of grant.

                    (2) In the case of a Nonstatutory Stock Option, the per Share exercise price will be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162 (m) of the Code, the per Share exercise price will be no less than 100% of the Fair Market Value per Share on the date of grant.

                    (3) Notwithstanding the foregoing, Incentive Stock Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

               (ii) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised. The Administrator, in its sole discretion, may accelerate the satisfaction of such conditions at any time.

       (c) Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration, to the extent permitted by Applicable Laws, may consist entirely of:

               (i) cash;

               (ii) check;

               (iii) promissory note;

               (iv) other Shares which meet the conditions established by the Administrator to avoid adverse accounting consequences (as determined by the Administrator);

               (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

               (vi) a reduction in the amount of any Company liability to the Participant, including any liability attributable to the Participant's participation in any Company-sponsored deferred compensation program or arrangement;

               (vii) any combination of the foregoing methods of payment; or

               (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

          (d) Exercise of Option.

               (i) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

            An Option will be deemed exercised when the Company receives: (x) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option, and (y) full payment for the Shares with respect to which the Option is exercised (including provision for any applicable tax withholding). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Awarded
Stock, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15 of the Plan or the applicable Award Agreement.

            Exercising an Option in any manner will decrease the number of Shares thereafter available for sale under the Option, by the number of Shares as to which the Option is exercised.

               (ii) Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant's death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain\ exercisable for three (3) months following the Participant's termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option as to all of the vested Shares within the time specified by the Administrator, the Option will terminate, and the remaining Shares covered by such Option will revert to the Plan.

               (iii) Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant's Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant's termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option as to all of the vested Shares within the time specified by the Administrator, the Option will terminate, and the remaining Shares covered by such Option will revert to the Plan.

               (iv)  Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant's death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the Option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant's designated beneficiary, provided such beneficiary has been designated prior to the Participant's death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant's estate or by the persons) to whom the Option is transferred pursuant to the Participant's will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant's death. Unless otherwise provided by the Administrator, if at the time of death the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not exercised as to all of the vested Shares within the time specified by the Administrator, the Option will terminate, and the remaining Shares covered by such Option will revert to the Plan.

      8. Restricted Stock.

          (a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

          (b) Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, Shares of Restricted Stock will be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

          (c) Transferability. Except as provided in this Section 8, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

          (d) Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

          (e) Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

          (f) Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

          (g) Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

          (h) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

    9. Stock Appreciation Rights.

          (a) Grant of SARs. Subject to the terms and conditions of the Plan, a SAR may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

          (b) Number of Shares. The Administrator will have complete discretion to determine the number of SARs granted to any Service Provider.

          (c) Exercise Price and Other Terms. The Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of SARs granted under the Plan.

          (d) Exercise of SARs. SARs will be exercisable on such terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator, in its sole discretion, may accelerate exercisability at any time.

          (e) SAR Agreement. Each SAR grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

          (f) Expiration of SARs. An SAR granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Sections 7(d)(ii), 7(d)(iii) and 7(d)(iv) also will apply to SARs.

          (g) Payment of SAR Amount. Upon exercise of an SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

           (i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

               (ii) The number of Shares with respect to which the SAR is exercised.

     At the discretion of the Administrator, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

      10. Performance Units and Performance Shares.

          (a) Grant of Performance Units/Shares. Subject to the terms and conditions of the Plan, Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

          (b) Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

          (c) Performance Objectives and Other Terms. The Administrator will set performance objectives in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Participant. The time period during which the performance objectives must be met will be called the "Performance Period." Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the
Administrator, in its sole discretion, will determine. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals (including solely continued service), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

          (d) Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives for such Performance Unit/Share.

          (e) Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made after the expiration of the applicable Performance Period at the time determined by the Administrator. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination of cash and Shares.

          (f) Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

      11. Restricted Stock Units. Restricted Stock Units shall consist of a Restricted Stock, Performance Share or Performance Unit Award that the Administrator, in its sole discretion permits to be paid out in installments or on a deferred basis, in accordance with rules and procedures established by the Administrator

      12. Other Stock Based Awards. Other Stock Based Awards may be granted either alone, in addition to, or in tandem with, other Awards granted under the Plan and/or cash awards made outside of the Plan. The Administrator shall have authority to determine the Service Providers to whom and the time or times at which Other Stock Based Awards shall be made, the amount of such Other Stock Based Awards, and all other conditions of the Other Stock Based Awards including any dividend and/or voting rights.

      13. Leaves of Absence. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence and will resume on the date the Participant returns to work on a regular schedule as determined by the Company; provided, however, that no vesting credit will be awarded for the time vesting has been suspended during such leave of absence. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no leave of absence may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three months following the 91st day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

      14. Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

      15. Adjustments; Dissolution or Liquidation; Change in Control.

          (a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs such that an adjustment is determined by the Administrator (in its sole discretion) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Administrator shall, in such manner as it may deem equitable, adjust the number and class of Shares which may be delivered under the Plan, the number, class and price of Shares subject to outstanding awards, and the numerical limits in Section 6. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

          (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise his or her Award, to the extent applicable, until ten (10) days prior to such transaction as to all of the Awarded Stock covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any Award shall lapse 100%, and that any Award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised or vested, an Award will terminate immediately prior to the consummation of such proposed action.

          (c) Change in Control.

               (i) Stock Options and SARs. In the event of a Change in Control, each outstanding Option and SAR shall be assumed or an equivalent option or SAR substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. Unless determined otherwise by the Administrator, in the event that the successor corporation refuses to assume or substitute for the Option or SAR, the Participant shall fully vest in and have the right to exercise the Option or SAR as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or SAR is not assumed or substituted in the event of a Change in Control, the Administrator shall notify the Participant in writing or electronically that the Option or SAR shall be exercisable, to the extent vested, for a period of up to fifteen (15) days from the date of such notice, and the Option or SAR shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or SAR shall be considered assumed if, following the Change in Control, the option or SAR confers the right to purchase or receive, for each Share of Awarded Stock subject to the Option or SAR immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or SAR, for each share of Awarded Stock subject to the Option or SAR, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control. Notwithstanding anything herein to the contrary, an Award that vests, is earned, or is paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant's consent; provided, however, a modification to such performance goals only to reflect the successor corporation's post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

               (ii) Restricted Stock, Performance Shares, Performance Units, Restricted Stock Units and Other Stock Based Awards. In the event of a Change in Control, each outstanding Award of Restricted Stock, Performance Share, Performance Unit, Other Stock Based Award and Restricted Stock Unit shall be assumed or an equivalent Restricted Stock, Performance Share, Performance Unit, Other Stock Based Award and Restricted Stock Unit award substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. Unless determined otherwise by the Administrator, in the event that the successor corporation refuses to assume or substitute for the Award, the Participant shall fully vest in the Award including as to Shares/Units that would not otherwise be vested, all applicable restrictions will lapse, and all performance objectives and other vesting criteria will be deemed achieved at targeted levels. For the purposes of this paragraph, an Award of Restricted Stock, Performance Shares, Performance Units, Other Stock Based Awards and Restricted Stock Units shall be considered assumed if, following the Change in Control, the award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control (and if a Restricted Stock Unit or Performance Unit, for each Share as determined based on the then current value of the unit), the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide that the consideration to be received for each Share (and if a Restricted Stock Unitor Performance Unit, for each Share as determined based on the then current value of the unit) be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control. Notwithstanding anything herein to the contrary, an Award that vests, is earned, or is paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of the performance goals without the Participant's consent; provided, however, a modification to the performance goals only to reflect the successor corporation's post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

               (iii) Outside Director Awards. Notwithstanding any provision of Section 15(c)(i) or 15(c)(ii) to the contrary, with respect to Awards granted to an Outside Director that are assumed or substituted for, if on the date of or following the assumption or substitution the Participant's status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Participant, then the Participant shall fully vest in and have the right to exercise his or her Options and Stock Appreciation Rights as to all of the Awarded Stock, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units, as applicable, will lapse, and, with respect to Performance Shares, Performance Units, and Other Stock Based
Awards, all performance goals and other vesting criteria will be deemed achieved at target levels and all other terms and conditions met.

      16. Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

      17. Term of Plan. Subject to Section 22 of the Plan, the Plan will become effective upon its adoption by the Board. It will continue in effect for a term of ten (10) years unless terminated earlier under Section 18 of the Plan.

      18. Amendment and Termination of the Plan.

          (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

         (b) Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

          (c) Effect of Amendment or Termination. No amendment, alteration, suspension, or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

      19. Conditions Upon Issuance of Shares.

          (a) Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

          (b) Investment Representations. As a condition to the exercise or receipt of an Award, the Company may require the person exercising or receiving such Award to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

      20. Severability. Notwithstanding any contrary provision of the Plan or an Award to the contrary, if any one or more of the provisions (or any part thereof) of this Plan or the Awards shall be held invalid, illegal, or unenforceable in any respect, such provision shall be modified so as to make it valid, legal, and enforceable, and the validity, legality, and enforceability of the remaining provisions (or any part thereof) of the Plan or Award, as applicable, shall not in any way be affected or impaired thereby.

      21. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

      22. Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

[REMAINDER OF PAGE LEFT BLANK]

[SIGNATURE PAGE TO EQUITY INCENTIVE PLAN]

China Yida Holding, Co.

  By: /s/ Minhua Chen

Name: Minhua Chen

Title: Chief Executive Officer